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                                                                   EXHIBIT 10.24

                        [CELTIC MASTER LEASE LETTERHEAD]

Number CML-0224-A
CELTIC LEASING CORP.-Lessor
Lessee: MEADE INSTRUMENTS CORPORATION
Corporate Address: 16542 Millikan Avenue, Irvine, CA 92714

        This is a MASTER LEASE AGREEMENT (herein called "Lease"). Lessor hereby agrees to lease to Lessee, and Lessee hereby agrees to lease from Lessor, the items of personal property (collectively called "Equipment" and individually called an "Item") described on any Lease Schedule(s) ("Schedule") now or in the future annexed hereto and made a part hereof, subject to the terms and conditions set forth herein.


1. QUIET ENJOYMENT: So long as Lessee is not in default hereunder, Lessor shall not disturb Lessee's quiet enjoyment of the Equipment subject to the terms and conditions of this Lease.

2. NO WARRANTIES BY LESSOR: Lessee acknowledges that Lessor is not the manufacturer, developer, distributor, publisher or licensor (for purposes of this Lease, all of which are called "Manufacturer", both collectively and individually) of any of the Equipment. Lessee further acknowledges and agrees that LESSOR MAKES NO WARRANTY OR REPRESENTATION, EXPRESS OR IMPLIED, AS TO THE MERCHANTABILITY, FITNESS FOR ANY PURPOSE, CONDITION, DESIGN, CAPACITY, SUITABILITY OR PERFORMANCE OF ANY OF THE EQUIPMENT, OR ANY OTHER REPRESENTATION OR WARRANTY WITH RESPECT THERETO, IT BEING AGREED THAT THE EQUIPMENT IS LEASED "AS IS". LESSEE FURTHER REPRESENTS THAT ALL ITEMS OF EQUIPMENT ARE OF A SIZE, DESIGN AND CAPACITY SELECTED BY IT, AND THAT IT IS SATISFIED THE SAME IS SUITABLE FOR LESSEE'S PURPOSES.

3. ASSIGNMENT OF WARRANTIES: Lessor assigns to Lessee any and all Manufacturer/vendor warranties, to the extent assignable, for the term of the Lease with respect to any and all Items of Equipment. Lessor shall have no liability to Lessee or anyone claiming through Lessee for the breach of any such warranty or for any claim, loss, damage or expense of any kind or nature resulting, directly or indirectly, from the delivery, installation, use, operation, performance, or lack or inadequacy thereof, of any Items of Equipment. Lessee acknowledges that Lessor has hereby notified Lessee that Lessee may have rights and warranties under any applicable Equipment supply contracts and that Lessee may contact the vendor for a description of those rights and warranties, if any. Lessor, at its sole option, may choose the vendor for any Items of Equipment provided Lessor so notifies Lessee of the vendor's name and address and provided the Item(s), whether new or used, meet the exact specifications delineated on the Schedule. For vendors not chosen by Lessor, Lessee acknowledges it has their names and addresses.

4. TERM: The lease term for each Item of Equipment shall commence on the day the Manufacturer or vendor certifies that the Item has been delivered to and is usable by Lessee ("Commencement Date"). The "Base Term" as indicated on any Schedule shall mean the period beginning on the first day of the calendar quarter (January 1, April 1, July 1, or October 1) following the final Commencement Date ("Final Commencement Date") of the respective Schedule, or, if the Final Commencement Date falls on the first day of a calendar quarter, then that day, and continuing for the number of months specified therein. Each Schedule now or in the future annexed hereto shall be deemed to incorporate therein these specific terms and conditions and shall have an independent Base Term and Extension Term(s).

5. RENT: The monthly rent as shown on each Schedule shall be due and payable by Lessee in the amount of the monthly rent multiplied by the number of months in the billing cycle indicated on the respective Schedule (one month in a monthly billing cycle, three in a quarterly cycle, six in a biannual cycle, etc.) on the first day of the Base Term and on the first day of each billing cycle (if the billing cycle is monthly, then the first day of each month; if quarterly, then the first day of every third month; etc.) thereafter for the remainder of the Base Term and any Extension Term(s). For Items of Equipment having a Commencement Date prior to the first day of the Base Term, rent shall be due on a pro rata basis only in the amount of one-thirtieth of the Item's proportional monthly rent for each day from the Item's Commencement Date until, but not including, the first day of the Base Term and shall be payable by Lessee five days after receipt of invoice from Lessor. If any rental or other amounts payable hereunder are not paid within five days of their due date then Lessee shall pay to Lessor upon demand the "Delinquency Charges" which shall equal interest compounded monthly at the rate of eighteen percent per annum on the delinquent balance from the date due until the date paid, plus a monthly administrative fee of five percent of the cumulative delinquent balance to offset Lessor's collection and accounting costs. Unless otherwise delineated on the respective Schedule, any deposit paid by Lessee to Lessor shall be refundable if the Schedule is not accepted by Lessor, less, at Lessor's sole discretion, a credit processing fee not to exceed one percent of the anticipated cost of the proposed Equipment. This is a net lease and Lessee's obligation to pay all rental charges and other amounts due hereunder shall be absolute and unconditional under all circumstances and shall not be subject to any abatement, defense, counterclaim, setoff, recoupment or reduction for any reason whatsoever except as otherwise provided herein, it being the express intention of Lessor and Lessee that all rental and other amounts payable by Lessee hereunder shall be and continue to be payable in all events. Lessee hereby waives any and all rights it may have to reject or cancel this Lease, to revoke acceptance of any of the Equipment, and/or to grant a security interest in any of the Equipment for any reason except as required herein.

6. USE, MAINTENANCE AND LOCATION: Lessee, at its own cost and expense, shall at all times properly use the Equipment, shall keep all Equipment in good working order, repair and condition, shall not alter the Equipment without Lessor's prior written consent, and shall use the Equipment for business purposes only. Lessee shall comply with any and all Manufacturers'/vendors' instructions (including, in the event any of the Equipment is software, any software license terms, conditions and restrictions) relating to the Equipment, and with any and all applicable laws, rules, regulations or orders of any governmental agency with respect to the Equipment or the use, maintenance or storage thereof.

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Throughout the lease term, Lessee shall keep the Equipment at the location set forth on the Schedule and shall retain uninterrupted possession, control and use of the Equipment. Lessee shall not relocate any of the Equipment without Lessor's prior written consent. Lessee shall pay all costs and expenses associated with the delivery, installation, use, relocation, deinstallation, and return of the Equipment. If Lessor supplies Lessee with labels or tags stating that the Equipment is owned by Lessor, Lessee shall affix such labels or tags to and keep them in a prominent place on the Equipment. Subject to Lessee's reasonable security requirements, Lessee shall permit Lessor to enter the premises where any of the Equipment is located in order to inspect such Equipment.

7. TITLE; PERSONAL PROPERTY: Except as otherwise provided in this Lease or any Schedule hereto, title to the Equipment shall at all times remain in Lessor. In the event any of the Equipment is software governed by a software license, Lessee shall keep said license current for the entire lease term and, to the extent the license allows title to the software to pass to licensee, such title shall vest and remain in Lessor. To the extent that such vesting requires a written conveyance from Lessee, Lessee hereby conveys to Lessor any title it has or may hereafter acquire in the software and forgoes any future claim to the software including any right to purchase and/or use the software beyond the lease term except as otherwise provided in this Lease or the related Schedule. If the software license restricts any provision of this Lease without the licensor's consent, then Lessee shall assist Lessor, if so requested, in obtaining such consent. Lessee shall at all times keep the Equipment free and clear of all liens, claims, levies, and legal processes, except those inherent to this Lease, and shall at its expense protect and defend Lessor's title and/or license rights in the Equipment against all persons claiming against or through Lessee. Lessee hereby authorizes Lessor to cause this Lease or other instruments necessary, in Lessor's determination, to be filed or recorded at Lessee's expense in order to protect Lessor's interest in the Equipment, and grants Lessor the right to execute and deliver such instruments for and on behalf of Lessee. If requested by Lessor, then Lessee agrees to execute and deliver any such instruments and agrees to pay or reimburse Lessor for any searches, filings, recordings, or stamp fees or taxes incurred as necessary to protect Lessor's interest in the Equipment. Lessee also authorizes Lessor to insert on any Schedule and on related supplemental lease documentation information commonly determined after execution by Lessee such as: serial numbers and other Equipment identification data, Equipment locations, and Commencement Dates. Lessee shall take all steps necessary to ensure that the Equipment is and remains personal property. Unless otherwise provided in writing, immediately upon the termination or expiration of the term of this Lease with respect to any Schedule, Lessee shall: discontinue its use of the Equipment including any Items constituting software; return the Equipment, including any Items constituting tangible software, to Lessor at such place as Lessor shall designate within the continental United States; destroy any Items constituting intangible software or records thereof; not retain any Items constituting software in any form; and grant Lessor the right (which shall survive termination), at Lessor's request and subject to Lessee's reasonable security requirements, to inspect all of Lessee's locations to insure compliance with the provisions of this sentence. In the event Lessee fails to comply with any of the foregoing upon the termination or expiration of the lease term with respect to any Schedule, then rent for said Schedule shall continue to be due and payable in full by Lessee for each month until Lessee has complied with all of the foregoing.

8. ALTERATIONS: Lessee shall make no alterations, modifications, attachments, improvements, enhancements, revisions or additions to any of the Equipment (collectively called "Alterations"), without Lessor's prior written consent. All Alterations that are made shall become part of the Equipment and shall be the property of Lessor. Lessor may, at its sole option and subject to the then prevailing interest rates and the Lessee's credit standing, lease to Lessee any Alterations desired by Lessee during the lease term. If requested in writing by Lessor, Alterations not leased hereunder shall be removed and the Equipment shall be restored to its original condition, normal wear and tear excepted, at Lessee's sole expense, prior to the return of the Equipment.

9. TAXES: Lessee shall pay all taxes (except those based solely on Lessor's net income), fees and assessments accrued or imposed on the purchase, ownership, possession or use of the Equipment during the lease term, or imposed on Lessor or Lessee with respect to the rental payments hereunder, including but not limited to sales, use, personal property, excise, stamp and documentary taxes, license and registration fees, and any other similar charges, together with any penalties, interest or fines relating thereto. LESSEE SHALL FILE ALL REQUIRED PERSONAL PROPERTY TAX RETURNS RELATING TO THE EQUIPMENT.

10. LOSS OR DAMAGE; Lessee shall bear the entire risk of loss, damage, theft, destruction, confiscation, requisition, inoperability, erasure, or incapacity, for or from any cause whatsoever (except Lessor's gross negligence), of any or all Items of Equipment during the period the Equipment is in transit to or from, or in the possession of, Lessee ("Event of Loss") and shall hold Lessor harmless against same. Immediately upon its discovery, shall fully inform Lessor of an Event of Loss. Except as herein provided, no Event of Loss shall relieve Lessee of any obligation hereunder, and all Schedules shall remain in full force and effect without any abatement or interruption of rent. In an Event of Loss, Lessee, at its option provided no event of default has occurred hereunder otherwise at Lessor's option, shall, within a commercially expedient time frame:
(a) place the Equipment in good working order, repair and condition; and/or (b) replace the effected Equipment with identical equipment or, upon consent of Lessor, with similar equipment of equal or greater value and utility, in good working order, repair and condition, and with documentation creating clear title thereto in Lessor; or (c) terminate the term of the Lease with respect to the affected Schedule by paying to Lessor within sixty days the "Casualty Value" which is defined as the sum of: (i) the present value of the unpaid balance of the aggregate rent reserved under the related Schedule calculated using a discount rate of six percent per annum, plus (ii) all accrued but unpaid taxes, Delinquency Charges, penalties, interest and all or any other sums then due and owing under the related Schedule, plus (iii) the amount of any applicable end of term purchase option or other end of term payment or, in the absence thereof, the fair market value of the Equipment as reasonably determined by Lessor, and plus (iv) an amount reasonably determined by Lessor to make Lessor whole on an after tax basis for any loss, recapture, or unavailability of any tax credit and/or deduction. Upon Lessor's receipt of the Casualty Value payment, Lessee shall be entitled to any and all of Lessor's right, title and interest in the related Equipment for salvage purposes, in its then condition and location, as is, without any warranties, express or implied.

11. INSURANCE: Lessee, at its expense, shall provide and maintain in full force and effect at all times that this Lease is in force and effect such casualty, property damage, comprehensive public liability and other insurance in such form and amounts as is customarily secured by prudent entities engaged in a business similar to Lessee's, or using equipment of a character similar to the Equipment leased hereunder, and as is reasonably acceptable to Lessor. All such insurance shall provide that it may not be cancelled or materially altered without at least thirty days prior written notice to Lessor, shall name Lessor as additional insured and loss payee, and shall not be rescinded, impaired or invalidated by any act or neglect of Lessee.

12. INDEMNITY: Lessee shall indemnify, defend, protect, save and hold harmless Lessor, its employees, officers, directors, agents, assigns and successors from and against any and all claims, actions, costs, expenses (including reasonable attorneys' fees), damages (including any interruption of service, loss of business or other consequential damages), liabilities, penalties, losses, obligations, injuries, demands and liens (including any of the foregoing arising or imposed under the doctrines of "strict liability" or "product liability") of any kind or nature arising out of, connected with, relating to or resulting from the manufacture, purchase, sale, lease, ownership, installation, location, maintenance, operation, condition (including latent and other defects, whether or not discoverable), selection, delivery, return, or any accident in connection therewith, of any Item or Items of Equipment, or by operation of law (including any claim for patent, trademark or copyright infringement) regardless of where, how or by whom


Language indicated as being shown by strike-out in the typeset document is enclosed in brackets "[" and "]" in the electronic format.

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operated, excluding however, any of the foregoing resulting from the gross negligence or willful misconduct of Lessor. The provisions of this paragraph shall survive the termination or expiration of this Lease.

13. AUTHORITY OF LESSEE TO ENTER LEASE: With respect to this Lease and each Schedule now or in the future annexed hereto, Lessee hereby represents, warrants and covenants that: (i) the execution, delivery and performance thereof have been duly authorized by Lessee; (ii) the individuals executing such have been duly authorized to do so; (iii) the execution and/or performance thereof will not result in any default under, or breach of, any judgement, order, law or regulation applicable to Lessee, or of any provision of Lessee's articles of incorporation, bylaws, or any agreement to which Lessee is a party; and (iv) all financial statements and other information submitted by Lessee herewith or at any other time is true and correct without any misleading omissions.

14. ASSIGNMENT: Lessee hereby agrees and acknowledges that Lessor may without notice to Lessee assign all or any part of Lessor's rights, title and interest in and to this Lease, any Schedule, the Equipment, and any of the rentals or other sums payable hereunder, to any assignee ("Assignee") provided any such assignment shall be made subject to the rights of Lessee herein and shall not relieve Lessor of any of its obligations hereunder. Lessee hereby acknowledges that any such assignment would not materially change the duties of, nor the burden of risk imposed on the Lessee and that Lessee shall not look to Assignee to perform any of Lessor's obligations hereunder and shall not assert against Assignee any defense, counterclaim or setoff it may have against Lessor. Lessee agrees that after receipt of written notice from Lessor of any such assignment Lessee shall pay, if directed by Lessor, any assigned rental and other sums payable hereunder directly to Assignee and will execute and deliver to Assignee such documents as Assignee may reasonably request in order to confirm the interest of Assignee in this Lease. WITHOUT LESSOR'S PRIOR WRITTEN CONSENT, LESSEE SHALL NOT ASSIGN, TRANSFER, ENCUMBER, SUBLET OR SELL THIS LEASE, ANY SCHEDULE, ANY OF THE EQUIPMENT, OR ANY OF ITS INTEREST THEREIN, IN ANY FORM OR MANNER.

15. FURTHER ASSURANCES: Upon Lessor's request, Lessee, promptly and at its expense, shall execute and/or deliver such documents, instruments and/or assurances, and shall take such further action, as Lessor deems prudent in order to establish and/or protect the rights, interests and remedies of Lessor, and for the confirmation, assignment and/or perfection of this Lease and any Schedule hereto, and for the assurance of performance of Lessee's obligations hereunder, such as (but not limited to): a secretary's certificate certifying the authority of the person(s) signing, and/or the resolutions authorizing, this Lease and/or any Schedule; delivery and/or acceptance certificates; insurance certificates; an opinion of Lessee's counsel; financial statements and other credit information as reasonably requested by Lessor; and a landlord/mortgagee waiver of rights and interests in the Equipment. If Lessee fails to complete when due any such requested item, Lessor, in its sole discretion and notwithstanding the provisions of Section 4. (Term) herein, may elect to delay the Final Commencement Date of the affected Schedule until any or all such requested items are completed. Until duly executed by an authorized officer of Lessor, Lessee agrees that this Lease and any Schedule executed by Lessee shall constitute an offer by Lessee to enter into the Lease with Lessor and that Lessee shall not withdraw its offer for a period of at least twenty business days after Lessor's receipt of such offer and that, during such time, Lessee shall assist Lessor in obtaining any financial and/or other information prudently requested for use in its review of the proposed transaction.

16. DEFAULT: The occurrence of any of the following shall constitute an event of default hereunder ("Event of Default"): (a) Lessee fails to pay when due any installment of rent or any other amount due hereunder and such failure continues for a period of ten days after receipt of written notice thereof; (b) any financial or other information or any other representation or warranty given to Lessor herein or in connection herewith proves to be false or misleading in any material respect; (c) Lessee assigns, transfers, encumbers, sublets or sells this Lease, any Schedule, any of the Equipment, or any of its interest therein, in any form or manner, without Lessor's prior written consent; (d) Lessee fails to observe or perform any other covenant, condition or obligation to be preserved or performed by it under this Lease and such failure continues for a period of fifteen days after receipt of written notice thereof; (e) Lessee's credit worthiness materially deteriorates as a result of a leveraged buyout, sale, merger, leveraged equity dilution, leveraged acquisition, or any other substantial change in ownership, without Lessor's prior written consent which consent will not be unreasonably withheld; (f) Lessee ceases doing business as a going concern, makes an assignment for the benefit of creditors, admits in writing its insolvency, files a voluntary petition in bankruptcy, is adjudicated bankrupt or insolvent, files a petition seeking for itself any reorganization, liquidation, dissolution or similar arrangement under any present or future statute, law or regulation, or files an answer admitting the material allegations of a petition filed against it in any such proceeding, consents to or acquiesces in the appointment of a trustee, receiver, or liquidator of it or of any substantial part of its assets, or it or its shareholders take any action looking to its dissolution or liquidation; or (g) within sixty days after the commencement of any proceedings against Lessee seeking reorganization, liquidation, dissolution or similar relief under any present or future statute, law or regulation, such proceedings shall not have been dismissed, or if within sixty days after the appointment without Lessee's consent or acquiescence of any trustee, receiver or liquidator of it or of any substantial part of its assets, such appointment shall not be vacated.

17. REMEDIES: If an Event of Default shall occur and be continuing, Lessor may, at its option but not limited thereto, do any or all of the following:
(a) proceed, by appropriate court action either at law or in equity, to enforce performance by Lessee of the applicable covenants of this Lease and to recover damages for the breach thereof; (b) by written notice to Lessee, terminate this Lease and/or all or any Schedules hereto and Lessee's rights hereunder and/or thereunder; (c) personally or by its agents enter the premises where any of the Equipment is located and take immediate possession of the Equipment without court order or other process of law and free from all claims by Lessee; and (d) by written notice to Lessee, recover all amounts then due and owing plus, as liquidated damages for loss of a bargain and not as a penalty, accelerate and declare to be immediately due and payable the present value calculated using a discount rate of six percent per annum of the unpaid balance of the aggregate rent and other sums payable reserved hereunder, without any presentment, demand, protest or further notice (all of which are expressly waived by Lessee). In the event Lessor repossesses any of the Equipment, Lessor may sell, lease or otherwise dispose of said Equipment in such manner, at such times, and upon such terms as Lessor may reasonably determine, and apply to the account of Lessee (to the extent of Lessee's obligations with respect to the Event of Default), or reimburse to Lessee (to the extent of liquidated damages paid by Lessee with respect to the Event of Default) if all of Lessee's obligations have been fulfilled, after deducting all costs and expenses, including attorneys' fees, in connection with such disposition: (i) in the case of a sale, the sale proceeds less the fair market value of said Equipment when the Event of Default occurred, as reasonably determined by Lessor; or (ii) in the case of a re-lease, the proceeds from the re-lease rental charges which are applicable for the remainder of the lease term in effect under this Lease when said Equipment was repossessed. In addition to the remedies set forth herein, Lessor may pursue any other remedy available at law or in equity. The exercise of any of the foregoing remedies by Lessor shall not constitute a termination of this Lease or of any Schedule unless Lessor so notifies Lessee in writing. All remedies of Lessor shall be deemed cumulative and may be exercised concurrently or separately. The waiver by Lessor of any breach of any obligation of Lessee shall not be deemed a waiver of a breach of any other obligation or of any future breach of the same obligation. The subsequent acceptance of rental payments hereunder by Lessor shall not be deemed a waiver of any prior or existing breach by Lessee regardless of Lessor's knowledge of such breach.

18. PERFORMANCE OF LESSEE'S OBLIGATIONS BY LESSOR: If Lessee fails to perform any of its obligations hereunder, then, upon ten days prior written notice to Lessee, Lessor shall have the right, but shall not be obligated, to perform the same for the account of Lessee without thereby waiving Lessee's default. Any amount paid and any expense, penalty or other liability incurred by Lessor in such performance shall become due and payable by Lessee to Lessor upon demand.

19. PURCHASE AGREEMENTS: In the event any of the Equipment is subject to any "Acquisition Agreement" between Lessee and the Manufacturer and/or vendor, then Lessee, as part of this Lease and upon approval by Lessor of the applicable Schedule, transfers and assigns to Lessor any and all of Lessee's rights, title and interest (excepting that which is inherent to or granted by this Lease), but none of its obligations (except Lessee's obligation to pay for the Equipment which Lessor shall do within thirty days, or longer if allowed by the Acquisition Agreement, of Lessee's acceptance of the Equipment provided all documentation required by Lessor has been completed and that Lessor's approval remains valid), in and to the Acquisition Agreement(s) and the subject Equipment. In the event Lessee issues a purchase order to Lessor with respect to this Lease, any Schedule, or any of the Equipment, it is agreed that any such purchase order is issued for Lessee's internal purposes only and that none of its terms and conditions shall modify this Lease or any related documentation, or affect either parties' responsibilities as defined in this Lease.

21. NOTICES: All notices hereunder shall be in writing and shall be given by personal delivery or sent by certified mail, return receipt requested, or reputable overnight courier service, postage/expense prepaid, to the address of the other party as set forth herein or to any later address last known to the sender. All notices to Lessor shall be addressed to the attention of Vice President, Contracts. Notice shall be effective upon signed receipt or other evidence of delivery.

22. TERMINATION BY LESSOR: Time is of the essence of this Lease. If the Commencement Date for any Item of Equipment does not occur for any reason within sixty days of the date of Lessor's approval of the respective Schedule, then Lessor, anytime thereafter until the Final Commencement Date with respect to said Schedule, may elect, in its sole discretion, and upon ten days prior written notice to Lessee, to terminate this Lease and its obligations to Lessee with respect to any or all Items of Equipment subject to said Schedule wherein the Commencement Date has not yet occurred, in which event the rental amount shall be adjusted accordingly in order to reflect only those Items still subject to said Schedule.

23. APPLICABLE LAW: This Lease shall be construed in accordance with and shall be governed by the laws of the State of California. The prevailing party in any legal action to enforce any of the terms of this Lease or to recover for any breach of this Lease shall be entitled to recover all attorneys' fees and costs of suit from the other party. The Lessee agrees that any litigation arising out of this Lease or any breach thereof shall be filed and conducted in the California Superior Court for the County of Orange, unless Lessor or its Assignee selects an alternative venue of litigation. If any provision of this Lease or any Schedule is held by applicable jurisdiction to be invalid, illegal, unenforceable or otherwise prohibited, then such provision, as to such jurisdiction, shall be: (a) ineffective to the extent of such prohibition without invalidating the remaining provisions hereof; and (b) replaced with a mutually acceptable, valid, legal and enforceable provision which comes closest to the intention of the parties. Any such prohibition in any jurisdiction shall not invalidate such provision in any other jurisdiction, and, where the provisions of any such applicable law may be waived, they are hereby waived by Lessee and Lessor to the full extent permitted to the end that this Lease and any Schedule shall be deemed a valid and binding agreement in accordance with its terms. No rental, delinquency, liquidated damage or any other charges herein or with respect to any Schedule are intended to exceed the maximum amount permitted by applicable law. If any such charges exceed such maximum, then such charges shall be reduced to the legally permitted maximum charge and Lessee will not be obligated to pay any amount in excess of that permitted by law or, if already paid, such excess shall be refunded.

24. GENERAL: NEITHER THIS LEASE NOR ANY SCHEDULE SHALL BIND LESSOR IN ANY MANNER, AND NO OBLIGATIONS OF LESSOR SHALL ARISE, UNTIL THE RESPECTIVE INSTRUMENT IS DULY EXECUTED BY AN AUTHORIZED OFFICER OF LESSOR. If more than one Lessee is named in this Lease, the liability of each shall be joint and several. This Lease and each Schedule shall inure to the benefit of and be binding upon Lessor, Lessee and their respective successors except as expressly provided for herein. All representations, warranties, indemnities and covenants contained herein, or in any document now or at any other time delivered in connection herewith, which by their nature would continue beyond the termination or expiration of this Lease, shall continue in full force and effect and shall survive the termination or expiration of this Lease.

25. ENTIRE AGREEMENT: This Lease, together with all duly executed Schedules, constitutes the entire agreement between Lessee and Lessor with respect to the Equipment and shall supersede any and all prior proposals, negotiations and/or other communications, oral or written, with respect to the Equipment. NO MODIFICATION TO THIS AGREEMENT SHALL BE EFFECTIVE UNLESS MADE IN WRITING AND DULY EXECUTED BY LESSEE AND AN AUTHORIZED OFFICER OF LESSOR. No oral or written guaranty, promise, condition, representation or warranty shall be binding unless made a part of this Lease by duly executed addendum. Unless specified otherwise, in the event any such duly executed modification is attached to and made a part of any specific Schedule, the terms and conditions of such modification shall apply only to that specific Schedule and shall not apply to any other Schedule.


Lessee: Meade Instruments Corporation             Lessor: CELTIC LEASING CORP.


Signature: /s/ BRENT W. CHRISTENSEN               Signature:
           ------------------------                          -----------------
Name:      Brent W. Christensen                   Name:   Todd R. Meyer
Title:     Controller                             Title:  Vice President
Date Offered: 2/23/95                             Date Accepted:
                                                                 ------------


    PLEASE INITIAL BELOW TO CERTIFY YOUR ACKNOWLEDGMENT AND AGREEMENT THAT NO MODIFICATION TO THIS LEASE SHALL BE EFFECTIVE UNLESS IN WRITING AND SIGNED BY LESSEE AND AN AUTHORIZED OFFICER OF LESSOR.

Lessee Initials:                                  Lessor Initials:
                ----------                                        -----------

CELTIC   LEASE SCHEDULE No. 01      ANNEXED TO AND MADE A PART OF MASTER
                                    LEASE NO. CML-0224-A DATED 2/23/95
         CELTIC LEASING CORP.--Lessor
         2061 Business Center Drive, Suite 200 - Irvine, California 92715
                      (714) 263-3880 - FAX: (714) 263-1331

   Lessee: MEADE INSTRUMENTS CORPORATION

Corporate
  Address: 16542 Millikan Avenue, Irvine, CA 92714

  Contact: Brent W. Christensen     Title: Controller     Phone No. 714-756-1450

Equipment
 Location: SAME

  Contact:  ___________________     Title: __________     Phone No. ____________

--------------------------------------------------------------------------------
This Schedule is issued pursuant to the Master Lease referenced above between Lessee and Lessor. All of the terms and conditions of the Master Lease are incorporated herein and made a part hereof as if such terms and conditions were set forth in this Schedule. By their execution and delivery of this Schedule, the parties hereby reaffirm all of the terms and conditions of the Master Lease.
--------------------------------------------------------------------------------

Equipment Leased:

ITEM   QTY   SERIAL NO.                       DESCRIPTION
----   ---   ----------   ------------------------------------------------------

                          Vendor: Kitamura Machinery of U.S.A., Inc.

1.    (01)    01140       "New" Kitamura Mycenter Zero 2APC Machine





















--------------------------------------------------------------------------------
MONTHLY       BASE TERM   DEPOSIT APPLIED TO                         FINAL
 RENT         IN MONTHS   LAST BILLING CYCLE   BILLING CYCLE   COMMENCEMENT DATE
------------  ---------   ------------------   -------------   -----------------
                                               [ ] MONTHLY
  $2,078.13   sixty (60)   ONE MONTH'S RENT    [ ] BIANNUALLY
                                               [X] QUARTERLY
(APPLICABLE TAXES TO BE BILLED)                [ ] ANNUALLY
--------------------------------------------------------------------------------

   BY EXECUTION HEREOF, THE PARTIES HEREBY REAFFIRM THEIR ACKNOWLEDGMENT AND AGREEMENT THAT NO MODIFICATION TO THIS LEASE SHALL BE EFFECTIVE UNLESS IN WRITING AND SIGNED BY LESSEE AND AN AUTHORIZED OFFICER OF LESSOR.


               OFFER                                      ACCEPTANCE

Lessee: MEADE INSTRUMENTS CORPORATION        Lessor: CELTIC LEASING CORP.

Signature: /s/ BRENT W. CHRISTENSEN          Signature:
           ------------------------                    -------------------------
Name: Brent W. Christensen                   Name: Todd R. Meyer
Title: Controller     Date: 2/23/95          Title: Vice President  Date: ______

                                  Addendum "A"
                                       to
                    Lease Schedule No. 01 (the "Schedule"),
                                 dated 2/23/95,
                                       to
                     Master Lease Agreement No. CML-0224-A,
                                 dated 2/23/95,
                                 by and between
                        CELTIC LEASING CORP., as Lessor,
                                      and
             MEADE INSTRUMENTS CORPORATION, as Lessee (the "Lease")


Notwithstanding the terms and conditions contained in the above-referenced Lease, and to the limited extent hereof, Lessor and Lessee hereby agree to the following with respect only to the above-referenced Schedule:

      1. At the conclusion of the term of the Lease with respect to said Schedule, provided no event of default has occurred and is continuing, and provided there are no accrued but unpaid late charges, taxes, penalties or any other sums due under the Lease, Lessee may purchase the Equipment subject to the Schedule for $1.00.

IN WITNESS WHEREOF, the parties hereto have executed this Addendum as of the date last set forth below.


Lessee:  MEADE INSTRUMENTS CORPORATION  Lessor:  CELTIC LEASING CORP.
         -----------------------------           ------------------------------

Signature: /s/ BRENT W. CHRISTENSEN     Signature:
           ---------------------------             ----------------------------

Name:   Brent W. Christensen            Name:   Todd R. Meyer
        ------------------------------          -------------------------------

Title:  Controller                      Title:  Vice President
        ------------------------------          -------------------------------

Date:   2/23/95                         Date:
        ------------------------------          -------------------------------

CELTIC   LEASE SCHEDULE No. 02      ANNEXED TO AND MADE A PART OF MASTER
                                    LEASE NO. CML-0224-A DATED _____________
         CELTIC LEASING CORP.--Lessor
         2061 Business Center Drive, Suite 200 - Irvine, California 92715
                      (714) 263-3880 - FAX: (714) 263-1331

   Lessee: MEADE INSTRUMENTS CORPORATION

Corporate
  Address: 16542 Millikan Avenue, Irvine, CA 92714

  Contact: Brent W. Christensen     Title: Controller     Phone No. 714-756-1450

Equipment
 Location: SAME

  Contact:  ___________________     Title: __________     Phone No. ____________

--------------------------------------------------------------------------------
This Schedule is issued pursuant to the Master Lease referenced above between Lessee and Lessor. All of the terms and conditions of the Master Lease are incorporated herein and made a part hereof as if such terms and conditions were set forth in this Schedule. By their execution and delivery of this Schedule, the parties hereby reaffirm all of the terms and conditions of the Master Lease.
--------------------------------------------------------------------------------

Equipment Leased:

ITEM   QTY   SERIAL NO.                       DESCRIPTION
----   ---   ----------   ------------------------------------------------------

                          Vendor: Ellison Machinery Company

1.    (01)    C143        Okuma LB-25 CNC Lathe






















--------------------------------------------------------------------------------
MONTHLY       BASE TERM    DEPOSIT APPLIED TO                         FINAL
 RENT         IN MONTHS    LAST BILLING CYCLE   BILLING CYCLE  COMMENCEMENT DATE
---------  --------------- ------------------   -------------  -----------------
                                               [ ] MONTHLY
$2,831.73     sixty (60)    ONE MONTH'S RENT   [ ] BIANNUALLY
                                               [X] QUARTERLY
(APPLICABLE TAXES TO BE BILLED)                [ ] ANNUALLY
--------------------------------------------------------------------------------

   BY EXECUTION HEREOF, THE PARTIES HEREBY REAFFIRM THEIR ACKNOWLEDGMENT AND AGREEMENT THAT NO MODIFICATION TO THIS LEASE SHALL BE EFFECTIVE UNLESS IN WRITING AND SIGNED BY LESSEE AND AN AUTHORIZED OFFICER OF LESSOR.

               OFFER                                    ACCEPTANCE

Lessee: MEADE INSTRUMENTS CORPORATION      Lessor: CELTIC LEASING CORP.

Signature: /s/ BRENT W. CHRISTENSEN        Signature:
           ------------------------                   -----------------
Name: Brent W. Christensen                 Name: Todd R. Meyer
Title: Controller     Date: 2/20/95        Title: Vice President  Date: ________

                                  Addendum "A"
                                       to
                    Lease Schedule No. 02 (the "Schedule"),
                                 dated 2/23/95,
                                       to
                     Master Lease Agreement No. CML-0224-A,
                                 dated 2/23/95,
                                 by and between
                        CELTIC LEASING CORP., as Lessor,
                                      and
             MEADE INSTRUMENTS CORPORATION, as Lessee (the "Lease")


Notwithstanding the terms and conditions contained in the above-referenced Lease, and to the limited extent hereof, Lessor and Lessee hereby agree to the following with respect only to the above-referenced Schedule:

      1. At the conclusion of the term of the Lease with respect to said Schedule, provided no event of default has occurred and is continuing, and provided there are no accrued but unpaid late charges, taxes, penalties or any other sums due under the Lease, Lessee may purchase the Equipment subject to the Schedule for $1.00.

IN WITNESS WHEREOF, the parties hereto have executed this Addendum as of the date last set forth below.


Lessee:  MEADE INSTRUMENTS CORPORATION  Lessor:  CELTIC LEASING CORP.
         -----------------------------           ------------------------------

Signature: /s/ BRENT W. CHRISTENSEN     Signature:
           ---------------------------             ----------------------------

Name:   Brent W. Christensen            Name:   Todd R. Meyer

Title:  Controller                      Title:  Vice President

Date:   2/23/95                         Date:
        ------------------------------          -------------------------------

                       [CELTIC LEASING CORP. LETTERHEAD]

-------------------------------------------------------------------------------
                                                 Equipment Financing Specialist



March 17, 1995


MEADE INSTRUMENTS CORPORATION
16542 Millikan Avenue
Irvine, CA 92714-5032

RE: Master Lease Agreement No. CML-0224-A, dated February 23, 1995, by and between Celtic Leasing Corp., as Lessor, and MEADE INSTRUMENTS CORPORATION, as Lessee (the "Lease"), and its annexed Lease Schedule No. 02, dated February 23, 1995 (the "Schedule"), and all related supplemental documentation (collectively, all said documentation is herein referred to as the "Transaction").

Gentlemen and/or Ladies:

Notwithstanding anything to the contrary contained in the above referenced Transaction, and to the limited extent hereof, this Letter Agreement amends and supersedes said Transaction and is hereby incorporated by reference therein.

It is hereby acknowledged that the equipment cost for the above referenced transaction has increased. Accordingly, the monthly rent as currently set forth on said schedule is hereby revised as follows:

LEASE SCHEDULE NO. 2         AS CURRENTLY STATED        AS REVISED HEREIN
--------------------         -------------------        -----------------

Monthly Rent                       $2,831.73                $2,855.00

In all other respects, the terms and conditions of the Transaction as previously set forth shall remain in full force and effect. Please acknowledge your acceptance of this Letter Agreement by your authorized signature below and return the original to Celtic Leasing Corp. within five days from the date hereof.


Sincerely,
CELTIC LEASING CORP.


                                        ACKNOWLEDGED AND ACCEPTED:
                                        MEADE INSTRUMENTS CORPORATION
-------------------------------
Todd R. Meyer
Vice President
                                        By:    /s/  BRENT W. CHRISTENSEN
                                               ----------------------------
                                        Name:       Brent W. Christensen
                                               ----------------------------
                                        Title:  Controller  Date: 3/21/95
                                               ------------      ----------


TRM/JJ

CELTIC   LEASE SCHEDULE No. 03      ANNEXED TO AND MADE A PART OF MASTER
                                    LEASE NO. CML-0224-A DATED 2/23/95
         CELTIC LEASING CORP.--Lessor
         2061 Business Center Drive, Suite 212 - Irvine, California 92715
                      (714) 263-3880 - FAX: (714) 263-1331

   Lessee: MEADE INSTRUMENTS CORPORATION

Corporate
  Address: 16542 Millikan Avenue, Irvine, CA 92714

  Contact: Brent W. Christensen     Title: Controller     Phone No. 714-756-2291

Equipment
 Location: SAME

  Contact:  ___________________     Title: __________     Phone No. ____________

--------------------------------------------------------------------------------
This Schedule is issued pursuant to the Master Lease referenced above between Lessee and Lessor. All of the terms and conditions of the Master Lease are incorporated herein and made a part hereof as if such terms and conditions were set forth in this Schedule. By their execution and delivery of this Schedule, the parties hereby reaffirm all of the terms and conditions of the Master Lease.
--------------------------------------------------------------------------------

Equipment Leased:

ITEM   QTY   SERIAL NO.                       DESCRIPTION
----   ---   ----------   ------------------------------------------------------

                          VENDOR: Adair Office Furniture

1.    (see attached)      Office Furniture--descriptions, quantities and serial
                          numbers of which are set forth on the attached copies of Adair Office Furniture's invoices no. 11895,
                          217628, 217636, 217753, 218038, 218038A, 21800,
                          218370, 218427, 218427S, 218577, 218970, CM219018,
                          219489, CM219492, 220209, 219535, 219503, 220136,
                          218970A, 219929, CM219970.

2.                        VENDOR: Best Blinds of Orange County
      (see attached)      Vertical Blinds--descriptions, and quantities and of
                          which are set forth on the attached copies of Best
                          Blinds of Orange County's invoice no. 14267.

3.                        VENDOR: DLS Builders
      (see attached)      Building Equipment--descriptions and quantities of
                          which are set forth on the attached copies of DLS
                          Builders's invoices no. 3507, 3544, 3562, 1533

4.                        VENDOR: Tom Campos
      (see attached)      Building Services--description and quantities of
                          which are set forth on the attached copy of Tom Campos' invoice no. 5120

--------------------------------------------------------------------------------
MONTHLY       BASE TERM    DEPOSIT APPLIED TO                         FINAL
 RENT         IN MONTHS    LAST BILLING CYCLE   BILLING CYCLE  COMMENCEMENT DATE
---------  --------------- ------------------   -------------  -----------------
                                               [ ] MONTHLY
$3,377.92  thirty-six (36)  ONE MONTH'S RENT   [ ] BIANNUALLY   DATE OF FUNDING
                                               [X] QUARTERLY
(APPLICABLE TAXES TO BE BILLED)                [ ] ANNUALLY
--------------------------------------------------------------------------------

   BY EXECUTION HEREOF, THE PARTIES HEREBY REAFFIRM THEIR ACKNOWLEDGMENT AND AGREEMENT THAT NO MODIFICATION TO THIS LEASE SHALL BE EFFECTIVE UNLESS IN WRITING AND SIGNED BY LESSEE AND AN AUTHORIZED OFFICER OF LESSOR.

               OFFER                                    ACCEPTANCE

Lessee: MEADE INSTRUMENTS CORPORATION      Lessor: CELTIC LEASING CORP.

Signature: /s/ BRENT W. CHRISTENSEN        Signature: /s/ TODD R. MEYER
           ------------------------                   -----------------
Name: Brent W. Christensen                 Name: Todd R. Meyer
Title: Controller     Date: 4/24/95        Title: Vice President  Date: 04/24/95

                                  Addendum "A"
                                       to
                    Lease Schedule No. 03 (the "Schedule"),
                             dated April 24, 1995,
                                       to
                     Master Lease Agreement No. CML-0224-A,
                                dated 02/23/95,
                                 by and between
                        CELTIC LEASING CORP., as Lessor,
                                      and
             MEADE INSTRUMENTS CORPORATION, as Lessee (the "Lease")


Notwithstanding the terms and conditions contained in the above-referenced Lease, and to the limited extent hereof, Lessor and Lessee hereby agree to the following with respect only to the above-referenced Schedule:

      1. At the conclusion of the term of the Lease with respect to said Schedule, provided no event of default has occurred and is continuing, and provided there are no accrued but unpaid late charges, taxes, penalties or any other sums due under the Lease, Lessee may purchase the Equipment subject to the Schedule for $1.00.

IN WITNESS WHEREOF, the parties hereto have executed this Addendum as of the date last set forth below.


Lessee:  MEADE INSTRUMENTS CORPORATION  Lessor:  CELTIC LEASING CORP.
         -----------------------------           ------------------------------

Signature: /s/ BRENT W. CHRISTENSEN     Signature: /s/ TODD R. MEYER
           ---------------------------             ----------------------------

Name:   Brent W. Christensen            Name:   Todd R. Meyer

Title:  Controller                      Title:  Vice President

Date:   4/24/95                         Date:   04/24/95
        ------------------------------          -------------------------------

CELTIC   LEASE SCHEDULE No. 04      ANNEXED TO AND MADE A PART OF MASTER
                                    LEASE NO. CML-0224-A DATED 2/23/95
         CELTIC LEASING CORP.--Lessor
         2061 Business Center Drive, Suite 200 - Irvine, California 92715
                     - (714) 263-3880 - FAX: (714) 263-1331

   Lessee: MEADE INSTRUMENTS CORPORATION
           ---------------------------------------------------------------------

Corporate
  Address: 16542 Millikan Avenue, Irvine, CA 92714
           ---------------------------------------------------------------------

  Contact: Brent W. Christensen     Title: Controller     Phone No. 714-756-1450
           --------------------            -----------              ------------
Equipment
 Location: SAME
           ---------------------------------------------------------------------

           ---------------------------------------------------------------------

  Contact:                          Title:               Phone No.
           -----------------------        --------------          --------------

--------------------------------------------------------------------------------
This Schedule is issued pursuant to the Master Lease referenced above between Lessee and Lessor. All of the terms and conditions of the Master Lease are incorporated herein and made a part hereof as if such terms and conditions were set forth in this Schedule. By their execution and delivery of this Schedule, the parties hereby reaffirm all of the terms and conditions of the Master Lease.
--------------------------------------------------------------------------------

Equipment Leased:

ITEM   QTY   SERIAL NO.                       DESCRIPTION
----   ---   ----------   ------------------------------------------------------

                          Vendor: Marubeni-Citizen

1.    (01)                L20 Type VII Cincom Control

                          Vendor: CNC Systems, Inc.

2.    (01)                LNS Super Hydrobar

3.    (01)                Spindle Liner Tubes

4.    (01)                Installation












                     *Inclusive of Sales tax paid upfront.

--------------------------------------------------------------------------------
MONTHLY       BASE TERM    DEPOSIT APPLIED TO                         FINAL
 RENT         IN MONTHS    LAST BILLING CYCLE   BILLING CYCLE  COMMENCEMENT DATE
---------  --------------- ------------------   -------------  -----------------
                                               [ ] MONTHLY
$3,737.35*    sixty (60)    ONE MONTH'S RENT   [ ] BIANNUALLY
                                               [X] QUARTERLY
(APPLICABLE TAXES TO BE BILLED)                [ ] ANNUALLY
--------------------------------------------------------------------------------

   BY EXECUTION HEREOF, THE PARTIES HEREBY REAFFIRM THEIR ACKNOWLEDGMENT AND AGREEMENT THAT NO MODIFICATION TO THIS LEASE SHALL BE EFFECTIVE UNLESS IN WRITING AND SIGNED BY LESSEE AND AN AUTHORIZED OFFICER OF LESSOR.

               OFFER                                    ACCEPTANCE

Lessee: MEADE INSTRUMENTS CORPORATION      Lessor: CELTIC LEASING CORP.
        -----------------------------              ----------------------------

Signature: /s/ BRENT W. CHRISTENSEN        Signature:
           ------------------------                   -------------------------

Name: Brent W. Christensen                 Name: Todd R. Meyer
      -----------------------------              ------------------------------

Title: Controller                          Title: Vice President
       ----------------------------               -----------------------------

Date:  5/4/95                              Date:
       ----------------------------              ------------------------------

                                  Addendum "A"
                                       to
                    Lease Schedule No. 04 (the "Schedule"),
                            dated              , 199
                                  ------------      --,
                                       to
                     Master Lease Agreement No. CML-0224-A,
                            dated February 23, 1995,
                                 by and between
                        CELTIC LEASING CORP., as Lessor,
                                      and
             MEADE INSTRUMENTS CORPORATION, as Lessee (the "Lease")


Notwithstanding the terms and conditions contained in the above-referenced Lease, and to the limited extent hereof, Lessor and Lessee hereby agree to the following with respect only to the above-referenced Schedule:

      1. At the conclusion of the term of the Lease with respect to said Schedule, provided no event of default has occurred and is continuing, and provided there are no accrued but unpaid late charges, taxes, penalties or any other sums due under the Lease, Lessee may purchase the Equipment subject to the Schedule for $1.00.

IN WITNESS WHEREOF, the parties hereto have executed this Addendum as of the date last set forth below.


Lessee:  MEADE INSTRUMENTS CORPORATION  Lessor:  CELTIC LEASING CORP.
         -----------------------------           ------------------------------

Signature: /s/  BRENT W. CHRISTENSEN    Signature:
           ---------------------------             ----------------------------

Name:   Brent W. Christensen            Name:   Todd R. Meyer
        ------------------------------          -------------------------------

Title:  Controller                      Title:  Vice President
        ------------------------------          -------------------------------

Date:   5/4/95                          Date:
        ------------------------------          -------------------------------

CELTIC   LEASE SCHEDULE No. 05      ANNEXED TO AND MADE A PART OF MASTER
                                    LEASE NO. CML-0224-A DATED 2/23/95
         CELTIC LEASING CORP.--Lessor
         2061 Business Center Drive, Suite 200 - Irvine, California 92612
                     - (714) 263-3880 - FAX: (714) 263-1331

   Lessee: MEADE INSTRUMENTS CORPORATION

Corporate
  Address: 16542 Millikan Avenue, Irvine, CA 92714
           ---------------------------------------

  Contact: Brent W. Christensen     Title: Controller     Phone No. 714-756-1450
           --------------------            ----------               ------------

Equipment
 Location: SAME
           ---------------------------------------------------------------------

  Contact:                          Title:                Phone No.
           --------------------            ----------               ------------

--------------------------------------------------------------------------------
This Schedule is issued pursuant to the Master Lease referenced above between Lessee and Lessor. All of the terms and conditions of the Master Lease are incorporated herein and made a part hereof as if such terms and conditions were set forth in this Schedule. By their execution and delivery of this Schedule, the parties hereby reaffirm all of the terms and conditions of the Master Lease.
--------------------------------------------------------------------------------

Equipment Leased:

ITEM   QTY   SERIAL NO.                       DESCRIPTION
----   ---   ----------   ------------------------------------------------------

                          VENDOR: Ellison Machinery Company

 1.   (01)                Okuma Cadet w/Big Bore

 2.   (01)                Parts Catcher for Sub Spindle

 3.   (01)                Chip Conveyor

 4.   (01)                Touchsetter M

 5.   (01)                Monochrome Graphics

 6.   (01)                Lap4

 7.   (01)                User Task II

 8.   (01)                Barfeeder Interface

 9.   (01)                SMW Spacesaver

10.   (01)                Spindle Filler Tube


                     *Inclusive of sales tax paid upfront.

--------------------------------------------------------------------------------
MONTHLY       BASE TERM    DEPOSIT APPLIED TO                         FINAL
 RENT         IN MONTHS    LAST BILLING CYCLE   BILLING CYCLE  COMMENCEMENT DATE
---------  --------------- ------------------   -------------  -----------------
                                               [X] MONTHLY
$3,927.00*    sixty (60)    ONE MONTH'S RENT   [ ] BIANNUALLY
                                               [ ] QUARTERLY
(APPLICABLE TAXES TO BE BILLED)                [ ] ANNUALLY
--------------------------------------------------------------------------------

   BY EXECUTION HEREOF, THE PARTIES HEREBY REAFFIRM THEIR ACKNOWLEDGMENT AND AGREEMENT THAT NO MODIFICATION TO THIS LEASE SHALL BE EFFECTIVE UNLESS IN WRITING AND SIGNED BY LESSEE AND AN AUTHORIZED OFFICER OF LESSOR.

               OFFER                                    ACCEPTANCE

Lessee: MEADE INSTRUMENTS CORPORATION      Lessor: CELTIC LEASING CORP.

Signature: /s/ BRENT W. CHRISTENSEN        Signature:
           ------------------------                   -----------------
Name: Brent W. Christensen                 Name: Todd R. Meyer
      -----------------------------              ----------------------

Title: Controller     Date: 7/31/96        Title: Vice President  Date:

                              [ELLISON LETTERHEAD]

                                                       --------------------------------------------------------------------------
                                                       CUST. CODE                     SALESMAN       PROJECT/SALES ORDER
                                                          20039                         3301            100179/100141
                                                       --------------------------------------------------------------------------
                                                            CUSTOMER P.O. NUMBER         RELEASE NUMBER      CUSTOMER ORDER DATE
                                                       CONTRACT                                                    6/11/1996
                                                       --------------------------------------------------------------------------

                                                                                        ORIGINAL INVOICE


SHIP                                                            F.O.B.                                   SHIPPING TERMS
 TO             MEADE INSTRUMENTS                           CHARLOTTE, NC                                PREPAY & CHARGE
                16542 MILLIKAN AVENUE
                IRVINE, CA 92714                               SHIP VIA                                     SHIP DATE
                                                               Best Way                                     07/01/1996

                                                                          INVOICE NO.                       INVOICE DATE
                CELTIC LEASING CORPORATION                                BM/10000152                       07/11/1996
                ATTN:   MARK CAMPBELL
                2061 BUSINESS CENTER DRIVE                TERMS:    DUE UPON CUSTOMER ACCEPTANCE
                SUITE #200
                IRVINE, CA 92612

----------------------------------------------------------------------------------------------------------------------------------
  ITEM /ORDERED/ SHIPPED / B/O / UNIT / PART NUMBER   /               DESCRIPTION             /  UNIT PRICE  /  EXTENSION
----------------------------------------------------------------------------------------------------------------------------------

 10     1       1         0     ea    CADET-W/BB          OKUMA CNC LATHE                        169,500.00       169,500.00
                                                          S/N D243
 20     1       1         0     ea    :LNC8-SSPC          PARTS CATCHER FOR SUB SPINDLE                 .00              .00
 30     1       1         0     ea    :LNC8-2001          CHIP CONVEYOR, REAR DISCHARGE                 .00              .00
 40     1       1         0     ea    :LNC8-8259          SMW BARFEED INTERFACE                         .00              .00
 50     1       1         0     ea    :LNC8-2801          TOUCH SETTER-M, CADET                         .00              .00
 60     1       1         0     ea    :LNC8-8331          MONOCHROME GRAPHICS                           .00              .00
 70     1       1         0     ea    :LNC8-8115          LAP4, LNC-8 (CADET)                           .00              .00
 80     1       1         0     ea    :LNC8-8348          USER TASK II LNC8                             .00              .00
 90     1       1         0     ea    SPACESAVER 12.65    SMW BARFEED, 0.5" - 2.60" CAP                 .00              .00
100     1       1         0     ea    SMW INSTALL         INSTALLATION OF SMW SPACESAVER                .00              .00
110     2       2         0     ea    FILL TUBE           SPINDLE FILLER TUBE                           .00              .00
        1       1         0     ea    TNS1100             T-NUT, KITAGAWA B-05 CHUCK                    .00              .00



---------------------------------------------------------------------------------------------------------------------------------
    PLEASE NOTE TERMS AND             GROSS SALE         SALES TAX             FREIGHT                           INVOICE TOTAL
 CONDITIONS ON REVERSE SIDE           169,500.00             13,136.25                        INVOICE TOTAL       182,636.25
---------------------------------------------------------------------------------------------------------------------------------

                                  Addendum "A"
                                       to
                    Lease Schedule No. 05 (the "Schedule"),
                          dated               , 199  .
                               ---------------     --
                                       to
                     Master Lease Agreement No. CML-0224-A,
                            dated February 23, 1995,
                                 by and between
                        CELTIC LEASING CORP., as Lessor,
                                      and
             MEADE INSTRUMENTS CORPORATION, as Lessee (the "Lease")


Notwithstanding the terms and conditions contained in the above-referenced Lease, and to the limited extent hereof, Lessor and Lessee hereby agree to the following with respect only to the above-referenced Schedule:

      1. At the conclusion of the term of the Lease with respect to said Schedule, provided no event of default has occurred and is continuing, and provided there are no accrued but unpaid late charges, taxes, penalties or any other sums due under the Lease, Lessee may purchase the Equipment subject to the Schedule for $1.00.

IN WITNESS WHEREOF, the parties hereto have executed this Addendum as of the date last set forth below.


Lessee:  MEADE INSTRUMENTS CORPORATION  Lessor:  CELTIC LEASING CORP.
         -----------------------------           ------------------------------

Signature: /s/  BRENT W. CHRISTENSEN    Signature:
           ---------------------------             ----------------------------

Name:   Brent W. Christensen            Name:   Todd R. Meyer
        ------------------------------          -------------------------------

Title:  Controller                      Title:  Vice President
        ------------------------------          -------------------------------

Date:   7/31/96                         Date:
        ------------------------------          -------------------------------

CELTIC   LEASE SCHEDULE No. 06      ANNEXED TO AND MADE A PART OF MASTER
                                    LEASE NO. CML-0224-A DATED
         CELTIC LEASING CORP.--Lessor
         2061 BUSINESS CENTER DRIVE, SUITE 200 - IRVINE, CALIFORNIA 92715
                      (714) 263-3880 - FAX: (714) 263-1331

   Lessee: MEADE INSTRUMENTS CORPORATION
           ---------------------------------------------------------------------

Corporate
  Address: 16542 Millikan Avenue, Irvine, CA 92714-5032
           ---------------------------------------------------------------------

  Contact: Brent Christensen      Title: Controller       Phone No. 714-556-2291
           -------------------           -------------              ------------

Equipment
 Location: SAME
           ---------------------------------------------------------------------

           ---------------------------------------------------------------------

  Contact:                        Title:                  Phone No.
           -------------------           -------------              ------------

--------------------------------------------------------------------------------
This Schedule is issued pursuant to the Master Lease referenced above between Lessee and Lessor. All of the terms and conditions of the Master Lease are incorporated herein and made a part hereof as if such terms and conditions were set forth in this Schedule. By their execution and delivery of this Schedule, the parties hereby reaffirm all of the terms and conditions of the Master Lease.
--------------------------------------------------------------------------------

Equipment Leased:

ITEM   QTY   SERIAL NO.                       DESCRIPTION
----   ---   ----------   ------------------------------------------------------

                  VENDOR: Kitamura Machinery Sales, Inc.
                          ------------------------------

1.    (01)                KITAMURA MYCENTER-ZERO 2 APC SPARKCHANGER/YZANAC
                          I 80 CONTROL

                  VENDOR: Ellison Machinery Company
                          -------------------------

2.    (01)                OKUMA CADET-C WITH OSP TOOL CONTROL





                        *Amounts financed included taxes





*  Inclusive of sales tax paid upfront.

--------------------------------------------------------------------------------
MONTHLY       BASE TERM    DEPOSIT APPLIED TO                         FINAL
 RENT         IN MONTHS    LAST BILLING CYCLE   BILLING CYCLE  COMMENCEMENT DATE
---------  --------------- ------------------   -------------  -----------------
                                               [X] MONTHLY
$3,803.00* Sixty months(60) ONE MONTH'S RENT   [ ] BIANNUALLY
                                               [ ] QUARTERLY
(APPLICABLE TAXES TO BE BILLED)*               [ ] ANNUALLY
--------------------------------------------------------------------------------

   BY EXECUTION HEREOF, THE PARTIES HEREBY REAFFIRM THEIR ACKNOWLEDGMENT AND AGREEMENT THAT NO MODIFICATION TO THIS LEASE SHALL BE EFFECTIVE UNLESS IN WRITING AND SIGNED BY LESSEE AND AN AUTHORIZED OFFICER OF LESSOR.

               OFFER                                    ACCEPTANCE

Lessee: MEADE INSTRUMENTS CORPORATION      Lessor: CELTIC LEASING CORP.
        ------------------------------             -----------------------------

Signature: /s/ BRENT W. CHRISTENSEN        Signature:
           ---------------------------                --------------------------

Name: Brent W. Christensen                 Name: Todd R. Meyer
      --------------------------------            ------------------------------

Title: Vice President   Date: 10/28/96     Title: Vice President  Date:
       --------------         --------            --------------        --------

KITAMURA MACHINERY SALES, INC.                                          C  2044
5656 CORPORATE AVENUE o CYPRESS, CA 90630  PHONE: 1-714-821-0980
                                             FAX: 1-714-821-1862

                                                           Date    09/30/96
                                                                 --------------
                                                           Your Order # 0996126
                                                                      ---------

Sold To                                     Shipped To
  MEADE INSTRUMENTS CORP.                               SAME
  16542 MILLIKAN AVE.
  IRVINE, CA 92714-5032

-------------------------------------------------------------------------------
Date Shipped  Shipped Via   F.O.B.                  Terms 5% DOWN BAL. 60 DAYS
09/18/96      DUNKEL BROS.  DESTINATION                   FROM INST. DATE
-------------------------------------------------------------------------------
Quantity   Quantity   Back                            Unit
Ordered    Shipped    Order       Description         Price   Unit     Amount
-------------------------------------------------------------------------------
   1          1         0    NEW KITAMURA MYCENTER                  $89,501.00
                             2 APC "SPARKCHANGER"
                             WITH YASNAC I80 CONTROL.

                             INCLUDES 30 KVA
                             TRANSFORMER

                             2,500.00 LIST PRICE
                             TOOLING CREDIT

                                   SALES TAX (7.75%)                  6,936.33
                                                                    ----------
                                   TOTAL                            $96,437.33
                                   LESS DEPOSIT                      (4,475.00)
                                                                    ----------
                                   BALANCE DUE ...................  $91,962.33

ELLISON                               -----------------------------------------------------------
machinery company               018   CUST.CODE              SALESMAN         PROJECT/SALES ORDER
9912 S. Pioneer Blvd.                  20039                   3301               100341/100250
P.O. Box 3508                         -----------------------------------------------------------
Santa Fe Springs, CA 90670            CUSTOMER P.O. NUMBER   RELEASE NUMBER   CUSTOMER ORDER DATE
310.949.8311 / FAX 310.942.8084        0996127                                    09/12/1996
                                      -----------------------------------------------------------
                                                           ORIGINAL INVOICE

                                       F.O.B.                                  SHIPPING TERMS
SHIP  [  MEADE INSTRUMENTS             CHARLOTTE, NC                          PREPAY & CHARGE
 TO   [  16542 MILLIKAN AVENUE
      [  IRVINE, CA 92714              SHIP VIA                                  SHIP DATE
                                       Best Way                                 09/17/1996

                                                           INVOICE NO.         INVOICE DATE
      [  MEADE INSTRUMENTS                                BM/10000286          09/17/1996
      [  16542 MILLIKAN AVENUE
      [  IRVINE, CA 92714              TERMS:  NET 20 DAYS
-------------------------------------------------------------------------------------------------
TEM  ORDERED  SHIPPED  B/O   UNIT   PART NUMBER   DESCRIPTION               UNIT PRICE  EXTENSION
-------------------------------------------------------------------------------------------------
10     1         1      0     ea.   LNC-8C        OKUMA CADET LATHE W/      79,154.00   79,154.00
                                                  TAILSTOCK
                                                  S/N D671
                                                  INCLUDES:
                                                  OSP 700L CONTROL
                                                  LAP 4
                                                  USER TASK II
                                                  MONO GRAPHICS (ANIMATION)



-------------------------------------------------------------------------------------------------
  PLEASE NOTE TERMS AND      GROSS SALE   SALES TAX   FREIGHT        INVOICE TOTAL  INVOICE TOTAL
CONDITIONS ON REVERSE SIDE    79,154.00    6,134.44                                   85,288.44
-------------------------------------------------------------------------------------------------

                                  Addendum "A"
                                       to
                    Lease Schedule No. 06 (the "Schedule"),
                           dated              , 1996,
                                --------------
                                       to
                     Master Lease Agreement No. CML-0224-A,
                            dated February 23, 1995,
                                 by and between
                        CELTIC LEASING CORP., as Lessor,
                                      and
             MEADE INSTRUMENTS CORPORATION, as Lessee (the "Lease")


Notwithstanding the terms and conditions contained in the above-referenced Lease, and to the limited extent hereof, Lessor and Lessee hereby agree to the following with respect only to the above-referenced Schedule:

      1. At the conclusion of the term of the Lease with respect to said Schedule, provided no event of default has occurred and is continuing, and provided there are no accrued but unpaid late charges, taxes, penalties or any other sums due under the Lease, Lessee may purchase the Equipment subject to the Schedule for $1.00.

IN WITNESS WHEREOF, the parties hereto have executed this Addendum as of the date last set forth below.


Lessee:  MEADE INSTRUMENTS CORPORATION  Lessor:  CELTIC LEASING CORP.
         -----------------------------           ------------------------------

Signature: /s/  BRENT CHRISTENSEN       Signature:
           ---------------------------             ----------------------------

Name:   Brent Christensen               Name:   Todd R. Meyer

Title:  Vice President                  Title:  Vice President

Date:   10/28/96                        Date:
        ------------------------------          -------------------------------

CELTIC  ACCEPTANCE CERTIFICATE           TO LEASE SCHEDULE NO. 06                                     DATED
        CELTIC LEASING CORP. -- Lessor                        ----                                          ---------
                                         ANNEXED TO AND MADE A PART OF MASTER LEASE NO. CML- 0224-A   DATED  2/23/95
                                                                                                            ---------
         2061 Business Center Drive, Suite 200 o Irvine, California 92612 o (714) 263-3880 o FAX (714) 263-1331

Lessee:                                  MEADE INSTRUMENTS CORPORATION
         ------------------------------------------------------------------------------------------------------------
         Lessee hereby certifies that, pursuant to the Lease Schedule and Master Lease referenced above, the Items of
         Equipment set forth below, as are enumerated and further described in the related Lease Schedule, have been, as of the indicated Commencement Date, delivered to, inspected by, found to be in good order and accepted by
         Lessee as ready for use, and billing pursuant to the Lease is appropriate. Lessee understands that Lessor is relying on this certification in making payment for the Items listed below.
---------------------------------------------------------------------------------------------------------------------
               COMMENCEMENT   ADDITIONAL DESCRIPTION INCLUDING SERIAL NO. AND LOCATION
ITEM(S)  QTY       DATE       (necessary only if information on the related Lease Schedule is insufficient)
-------  ---   ------------   ---------------------------------------------------------------------------------------

ALL      ALL      10/15/96



---------------------------------------------------------------------------------------------------------------------
ACCEPTED BY:

Lessee: MEADE INSTRUMENTS CORPORATION
        -----------------------------

Signature:  /s/  BRENT CHRISTENSEN
           --------------------------
Name:       Brent Christensen
     --------------------------------
Title:      Vice President
      -------------------------------

                                  Addendum "A"
                                       to
                    Lease Schedule No. 06 (the "Schedule"),
                          dated               , 199  ,
                               ---------------     --
                                       to
                     Master Lease Agreement No. CML-0224-A,
                            dated February 23, 1995,
                                 by and between
                        CELTIC LEASING CORP., as Lessor,
                                      and
             MEADE INSTRUMENTS CORPORATION, as Lessee (the "Lease")


Notwithstanding the terms and conditions contained in the above-referenced Lease, and to the limited extent hereof, Lessor and Lessee hereby agree to the following with respect only to the above-referenced Schedule:

      1.   Modify Paragraph 4.  TERM:

           (a) Line 3. Replace "quarter (January 1, April 1, July 1, or October 1)" with "month".

           (b)  Line 5.  Replace "quarter" with "month".


      2. At the conclusion of the term of the Lease with respect to said Schedule, provided no event of default has occurred and is continuing, and provided there are no accrued but unpaid late charges, taxes, penalties or any other sums due under the Lease, Lessee may purchase the Equipment subject to the Schedule for $1.00.

IN WITNESS WHEREOF, the parties hereto have executed this Addendum as of the date last set forth below.


Lessee:  MEADE INSTRUMENTS CORPORATION  Lessor:  CELTIC LEASING CORP.
         -----------------------------           ------------------------------

Signature: /s/  BRENT W. CHRISTENSEN    Signature:
           ---------------------------             ----------------------------

Name:   Brent W. Christensen            Name:   Todd R. Meyer

Title:  Controller                      Title:  Vice President

Date:   10/28/96                        Date:
        ------------------------------          -------------------------------